UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 2024

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2024, Winthrop Watson, President and Chief Executive Officer (CEO) of the Federal Home Loan Bank of Pittsburgh (Bank), notified the Bank’s Board of Directors (Board) that he intends to retire from the Bank, effective December 31, 2024. Mr. Watson has served as the Bank’s CEO since 2011. Prior to his appointment as President and CEO, he served as the Bank’s Chief Operating Officer (COO), a position that he held since November 2009.

The Board has named David G. Paulson as President and CEO, effective upon Mr. Watson’s retirement. Mr. Paulson, 59, is currently serving as COO, a position he has held since January 2020. Mr. Paulson joined the Bank in 2010 as Director, Mortgage Finance and Balance Sheet Management. Mr. Paulson became the Managing Director of Capital Markets in 2012 and Chief Financial Officer in 2013. As the Bank’s President and Chief Executive Officer, Mr. Paulson will be paid an annual base salary of $890,000 and eligible to earn annual and long-term incentive awards under the Bank’s Executive Officer Incentive Compensation Plan at Participant Level A, with award opportunities as described in “Item 11: Executive Compensation – Executive Officer Incentive Plans” of the Bank’s annual report on form 10-K filed with the Securities and Exchange Commission on March 6, 2024 (Annual Report). Mr. Paulson will also participate in the Bank’s Change in Control Plan at the CEO level and in the Bank’s Executive Officer Severance Policy at the CEO level. A description of the compensation and benefits provided or made available to the CEO may be found in Item 11: Executive Compensation of the Annual Report.

Mr. Paulson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Paulson and any of the Bank’s directors or executive officers, and there are no arrangements or understandings between Mr. Paulson and any other person pursuant to which he was selected as President and CEO.

Item 7.01.	Regulation FD Disclosure.

On June 26, 2024, the Bank issued a news release announcing Mr. Watson’s retirement and Mr. Paulson’s appointment as President and Chief Executive Officer. A copy of the news release is furnished with this report as Exhibit 99.1.

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	News Release dated June 26, 2024, issued by the Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

June 26, 2024	By:	/s/ Peggy Delinois Hamilton
	Name:	Peggy Delinois Hamilton
	Title:	General Counsel and Corporate Secretary